                      AGREEMENT FOR THE SALE AND PURCHASE
                                OF THE ASSETS OF


                      ALLIED ENVIRONMENTAL SERVICES, INC.


                    ALLIED ENVIRONMENTAL SERVICES WEST, INC.

                               TABLE OF CONTENTS
                               -----------------


Page
- -----

RECITALS ..........................................................

ARTICLE I     ACQUISITION; CLOSING ................................

ARTICLE II    REPRESENTATIONS AND WARRANTIES OF THE
              SHAREHOLDER .........................................

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF THE
              INDIVIDUALS .........................................

ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF
              PURCHASER ...........................................

ARTICLE V     ADDITIONAL AGREEMENTS OF SELLERS ....................

ARTICLE VI    ADDITIONAL AGREEMENTS OF PURCHASER ..................

ARTICLE VII   CONDITIONS OF PURCHASER .............................

ARTICLE VIII  CONDITIONS OF SELLERS ...............................

ARTICLE IX    INDEMNIFICATION .....................................

ARTICLE X     OTHER PROVISIONS ....................................

                                   SCHEDULES


1.3       Allocation of EESI Stock

1.4(a)    Furniture and Equipment

1.4(b)    Customer Contracts

1.4(c)    Accounts Receivable

1.4(d)    Leases

1.4(f)    Approvals

1.4       Allocation of Purchase Price among Assets

1.5       Assumed Liabilities

1.8(i)    Employment Contracts

2.5 Mortgages, Pledges, Liens, Encumbrances, Charges to Title and Security Arrangements

2.7       Notices of Violation (federal, state or local)

2.14      List and Synopsis of All Litigation

3.1       Material Documents

3.5       Insurance Policies, Performance Bonds and Letters of Credit

3.7       Certain Employees

                 AGREEMENT FOR THE SALE AND PURCHASE OF ASSETS
                 ---------------------------------------------

     This Agreement for the Sale and Purchase of Assets ("Agreement") is made as of June 27, 1996 by and among, GLOBAL SPILL MANAGEMENT, INC, a Nevada corporation ("Shareholder"), STUART H. BERRY ("Berry"), ALAN HERSHKOWITZ ("Hershkowitz"), ALLIED WASTE SERVICES, INC., a Delaware corporation, ("Purchaser") and ALLIED ENVIRONMENTAL SERVICES, INC., ALLIED ENVIRONMENTAL SERVICES WEST, INC., both being New York corporations, (collectively referred to herein as the "Companies" and individually referred to as a "Company"). For purposes of this Agreement, Berry, and Hershkowitz are hereinafter collectively referred to as the "Individuals". For purposes of this Agreement, Shareholder, the Companies and the Individuals collectively referred to as the "Sellers".

                                    RECITALS
                                    --------

     The Shareholder is the owner of all of the outstanding shares of stock of the Companies ("Allied Shares"). The Individuals are the chief executives of the Companies and may have a security interest in and a pledge of the Allied Shares. The Companies are in the business of arranging for the testing, disposal and transportation of contaminated soil, asbestos, construction and demolition waste, special waste and municipal waste.

     The Purchaser desires to purchase all the assets of the Companies and the Companies desire to sell all the their assets to the Purchaser. The Purchaser and Sellers have entered into this Agreement to evidence their understanding concerning the purchase and sale of the assets of the Companies.

     Purchaser is unwilling to enter into this Agreement without certain covenants and promises from the Shareholder, and the Individuals, the Shareholder and the Individuals are willing to make the covenants and promises set forth in this Agreement. The parties hereto have entered into this Agreement to evidence their understandings and agreements.

                                   ARTICLE I
                              Acquisition; Closing
                              --------------------

     Section 1.1  Incorporation of Recitals.  The recitals set forth above are
                  -------------------------
incorporated herein by reference and thereby made a part of this Agreement.

     Section 1.2  Time and Place for Closing.  Closing under this Agreement
                  --------------------------
shall take place on or before (30 days from the date of Agreement), time being of the essence, at the offices of Robert M. Kramer & Associates, 1150 First Avenue, King of Prussia, Pennsylvania, 19406, or such other place as the parties hereto may agree upon. The date that Closing occurs is referred to hereinafter as the "Closing Date" and the act of closing as "Closing".

     Section 1.3  Agreement to Sell Assets of Companies; Consideration.  At the
                  ----------------------------------------------------
Closing the Companies agree to transfer, convey, assign and deliver to Purchaser all the Assets of the Companies, as defined in Section 1.4 below, and Purchaser agrees to purchase and pay for the Assets, the total consideration of Seven Hundred Thousand ($700,000) Dollars, payable in the restricted common stock of Eastern Environmental Services, Inc.("EESI Stock"). Eastern Environmental Services, Inc. ("Eastern") is the corporate parent of the Purchaser. The number of shares of EESI Stock to be delivered shall be 116,667 shares which have been determined by valuing the EESI Stock at six ($6.00) dollars per share.
Purchaser is obligated to have the EESI Stock registered under the Securities Act of 1933, as set forth in Section 6.2 of this Agreement. The EESI Stock shall be delivered to each of the Companies, as set forth on Schedule 1.3 attached hereto and made a part hereof.


     Section 1.4  Assets of Companies  The Assets to be conveyed, assigned and
                  -------------------
transferred to Purchaser by the Companies at Closing ("Assets") include, without limitation, all the tangible and intangible property of the Companies, wherever located, including, without limitation, the following:

     (a) all furniture and office or other equipment of the Companies ("Furniture and Equipment"), a complete and accurate list of the Furniture and Equipment is set forth on Schedule 1.4(a), attached hereto and made a part hereof; and

     (b) all contractual rights of the Companies with the customers of the Companies (whether oral or in writing) relating to the conduct of business conducted by the Companies (the "Customer Contracts"), a complete and accurate list of the Customer Contracts is attached hereto as Schedule 1.4(b); and

     (c) all right, title and interest of the Companies to all accounts receivable generated by the Companies (except for any account receivables owed by the Shareholder or owed by subsidiaries of the Shareholder) as of the Closing Date whether or not billed to clients ("Accounts Receivable"); a complete and accurate list of the accounts receivable generated by the Companies and billed as of the date of this Agreement, by customer code and age, is listed on
Schedule 1.4(c) attached hereto and made a part hereof; and

     (d) all right, title and interest of the Companies to the leases for real property identified in Schedule 1.4(d) attached hereto and made a part hereof ("Leases"); and

     (e) all right, title and interest of Companies in and to all trade secrets, proprietary rights, symbols, trademarks, service marks, logos and trade names used by the Companies in their business and owned by the Companies; and

     (f) all permits, licenses, franchises, consents and other approvals from governments, governmental agencies (federal, state and local) and/or third parties relating to, used in or required for the operation of the Companies' business (the "Approvals"), a complete and accurate list of the Approvals is set forth on Schedule 1.4(f), attached hereto and made a part hereof; and

     (g) the exclusive right to use the current names of the Companies and the name of "ALLIED WASTE" and all similar names "Business Name" in connection with any and all aspects of the waste disposal industry, including without limitation, waste collection, waste recycling, waste transfer and landfills; and

     (h) all right, title, and interest of the Companies in and to the telephone numbers currently used by the Companies in the conduct of the business conducted by the Companies, including, without limitation the numbers 800-969-3478 and 516-867-6480; and

     (i)  all of the goodwill of the business conducted by the Companies.

The purchase price paid for the Assets is allocated to the Assets as set forth on Schedule 1.4 attached hereto. At Closing good and marketable title to the Assets will be conveyed to Purchaser by the Companies free and clear of all liens, encumbrances, security interests and claims, except for liabilities specifically assumed by Purchaser, as set forth in Section 1.5 below.

     Section 1.5  Non-Assumption of Liabilities.  If and when Closing occurs,
                  -----------------------------
Purchaser shall be responsible for paying the liabilities and debts of the Companies listed on Schedule 1.5. and performing the unperformed obligations under the Customer Contracts listed on Schedule 1.4(b) ("Assumed Liabilities"). Except for the Assumed Liabilities, Purchaser shall not, by the execution and performance of this Agreement or otherwise, assume, become responsible for, or incur any liability or obligation of any nature of the Companies or the other Sellers, whether legal or equitable, matured or contingent, known or unknown, foreseen or unforeseen, ordinary or extraordinary, patent or latent, whether arising out of occurrences prior to, at, or after the date of this Agreement, including, without limiting the generality of the foregoing, any liability or obligation arising out of or relating to: (a) any occurrence or circumstance (whether known or unknown) which occurs or exists on or prior to or after the date of this Agreement and which constitutes, or which by the lapse of time or giving notice (or both) would constitute, a breach or default under any lease, contract, or other instrument or agreement or obligation (whether written or oral); (b) injury to or death of any person or damage to or destruction of any property, whether based on negligence, breach of warranty, or any other theory; (c) violation of the requirements of any governmental authority or of the rights of any third person, including, without limitation, any requirements relating to the reporting and payment of federal, state, local or other income, sales, use, franchise, excise or property tax liabilities of Sellers; (d) the generation, collection, transportation, storage or disposal by Sellers of any materials, including, without limitation, hazardous materials (as defined in any federal, state or local law or regulations); (e) any agreement or arrangement between the Companies and the employees of the Companies or any labor or collective bargaining unit representing any such employees; (f) any severance pay obligation of the Companies or Shareholder or any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or any other fringe benefit program maintained or sponsored by the Companies or to which the Companies contributes or any contributions, benefits or liabilities therefor or any liability for the withdrawal or partial withdrawal from or termination of any such plan or program by the Companies; (g) the debts and obligations of the Sellers; and (h) liabilities or obligations of any of the Sellers for brokerage or other commissions relative to this Agreement or the transactions contemplated hereunder. Shareholder hereby agrees to indemnify Purchaser, its successors and assigns under the provisions of Section 9.1 of this Agreement, from and against all of the above liabilities and obligations relating to, derived from or asserted due to the actions or inactions of the Shareholder or the Companies. The Individuals hereby agree to jointly and severely indemnify Purchaser its successors and assigns under the provisions of Section 9.1 of this Agreement, from and against all of the above liabilities and obligations relating to, derived from or asserted due to the actions or inactions of the Individuals, excepting only the liabilities set forth in subsection (c) above relating to all taxes other than sales taxes for which the Individuals are providing an indemnification.

     Section 1.6  Term And Time For Closing.  Following execution of this
                  -------------------------
Agreement, the Shareholder and Sellers shall be obligated to conclude the transaction strictly in accordance with its terms on or before 5:00 P.M., the close of the first business day falling thirty (30) days from the date of this Agreement, time being of the essence. If, for any reason other than the breach of the Sellers, or Purchaser of any provision of this Agreement, this Agreement shall automatically become null and void and the parties shall have no rights to proceed against the other for failure of the Purchaser to conclude the transaction. If the failure to conclude this transaction is due to the refusal and failure of Sellers to perform their obligations under this Agreement, Purchaser may seek to enforce this Agreement with an action of specific performance. If the failure to conclude this transaction is due to the refusal and failure of Purchaser to perform its obligations under this Agreement, Sellers may bring legal action to recover their actual damages resulting from the default of Purchaser.

     Between the execution date of this Agreement and the time for Closing, Purchaser shall conclude its due diligence examination with the cooperation of Sellers. If for any reason Purchaser is not satisfied with the results of its examination, Purchaser may terminate this Agreement, without any liability or obligation to the Sellers.

       Section 1.7.  Deliveries by Purchaser.   At the Closing, Purchaser shall
       --------------------------------------
deliver, all duly and properly executed (where applicable):

     (a) The EESI Stock, as provided in Section 1.3 above to be delivered to the Companies;

     (b) A certified copy of resolutions of the director and shareholder of Purchaser authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated herein;

     (c) A favorable opinion from counsel for Purchaser, dated the day of the Closing, to the effect that this Agreement has been duly and legally authorized by all necessary corporate action on the part of Purchaser, has been duly and legally executed and delivered by Purchaser, and is the valid, enforceable and binding Agreement of Purchaser, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditor's rights generally.

     Section 1.8.  Deliveries by Sellers.  At the Closing, the Sellers shall
                   ---------------------
deliver to Purchaser, all duly executed the following:

     (a) a General Conveyance, Assignment and Bill of Sale in form and substance satisfactory to Purchaser, conveying, selling, transferring and assigning to Buyer all of the Assets (the "Bill of Sale");

     (b) fully executed consents to the assignment of any Customer Contracts whose assignment to Purchaser must be consented to under the terms of the Customer Contract, in form and substance satisfactory to Purchaser;

     (c) the original of all Customer Contracts;

     (d) a true and correct list of all Accounts Receivable in existence on the Closing Date along with all documents, books and records needed to support and enforce the collection of the Accounts Receivable;

     (e) an assignment of the Leases consented to by the landlords under the Leases and containing an acknowledgment by the landlords that there are no defaults under the Leases, and the Leases are the entire agreement regarding the rental of the real property subject to the Leases;

     (f) the documents required by Section 5.1 concerning the Business Name;

     (g) physical possession of all of the tangible Assets and keys to all locks, labeled as to which Asset the key relates.

     (h) A written termination of the Employment Agreements between Shareholder and Berry and Shareholder and Hershkowitz, both dated December 8, 1994;

     (i) Berry and Hershkowitz shall execute written employment agreements with Purchaser, in the form attached as Schedule 1.8(i) to this Agreement.

     (j) A certified copy of resolutions of the directors of the Companies authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

     (k) The Shareholder shall have delivered to Purchaser a current certificate of good standing for each Company from the New York Secretary of State.

     (l) A favorable opinion from counsel for the Shareholder and the Companies, dated the date of the Closing, in form and substance satisfactory to counsel for Purchaser, to the effect (i) that this Agreement has been duly and legally authorized, executed and delivered by the Shareholder and the Companies and is the valid, enforceable and binding Agreement on the Shareholder and the Companies, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditor's rights generally and (ii) counsel knows of no fact or circumstance, without having conducted any investigation, which would make a representation or warranty given by the Sellers untrue.

     (m) The books and records of the Companies relating to all financial and operating records.

     (n) Warrants exercisable into 50,000 shares of the Shareholders common stock at a per share price equal to $5.00.

                                 ARTICLE II
               Representations and Warranties of the Shareholder
               -------------------------------------------------

     With knowledge that Purchaser is relying upon the representations, warranties and covenants herein contained, the Shareholder and the Companies represent and warrant to Purchaser and make the following covenants for Purchaser's benefit.

     Section 2.1  Organization and Standing.  Each of the Companies is a
                  -------------------------
corporation duly organized, legally existing and in good standing under the laws of the state of its incorporation, with full power and authority to own its properties and conduct its business as now being conducted. The Companies do not own any stock or interest in any other corporation, partnership, or other business organization.

     Section 2.2 Allied Stock.  All of the authorized, issued, and outstanding
                 ------------
shares of all securities of each Company is owned by Shareholder, including without, limitation equity securities, debt securities and options. The Shareholder is the only owner of the securities of the Companies. The Allied Shares of the Shareholder in each Company are legally and validly authorized and issued, fully paid and nonassessable and free and clear of all liens, claims and encumbrances of every kind and nature, except for the lien which the individuals may hold, which lien the Individuals hereby release effective on Closing. There are no outstanding rights of any kind to acquire additional shares of its stock of any class from any Company.

     Section 2.3  Financial Statements.  Sellers have delivered to Purchaser
                  --------------------
true and correct copies of the following financial statements of the Companies (the "Financial Statements"):

     (a) A combined balance sheet for Allied Environmental Services, Inc., and Allied Environmental Services West, Inc., as of December 31, 1994, and a statement of income, cash flow and retained earnings for the period ended December 31, 1994 both prepared on an accrual basis by B.J. Klinger & Co., P.C., 310 East Shore Road Great Neck, NY 11023; and

     (b) A combined balance sheet for the Companies as of March 31, 1996, ("Most Recent Balance Sheet") and a statement of income, cash flow and retained earnings for the period ended, March 31, 1996 ("Most Recent Income Statement"), both prepared on an accrual basis, by BDO Seidman, 1601 Market, Philadelphia, Pennsylvania 19103-2311. The Most Recent Balance Sheet and Most Recent Income Statement are hereafter referred to as the "Most Recent Financial Statements".

The Financial Statements have been prepared by the regular accountants of the Companies, in accordance with generally accepted accounting principles ("GAAP"). All notes and contingent liabilities required to be stated and reflected under
GAAP are stated and reflected on the Financial Statements.   Each of the
Financial Statements (including all footnotes thereto) is true, complete and correct. The balance sheets present fairly the financial condition of the Companies as of the dates indicated thereon and the statements of income present fairly on an accrual basis the results of the operations of the Companies for the periods indicated thereon. The warranty and representation in the prior two sentences are based on the assumption that the books and records of the Companies to which the Individuals provided the accountants access were the actual books and records of the Companies. Since formation the Companies have not (i) made any material change in their accounting policies or (ii) effected any prior period adjustment to, or other restatement of, its financial statements for any period.

To Shareholder's knowledge, the Financial Statements are consistent with the books and records of Companies (which books and records are correct and complete). Since the date of the Most Recent Financial Statements, there has not been any material adverse change in the income, expenses or assets of the Companies.

     Section 2.4  Tax Returns.  Each Company has filed or will file all Federal
                  -----------
and other tax returns for all periods on the due date of such return (as may have been extended by any valid extension of time), except for the 1995 federal return which will be promptly filed after Closing and has paid or will pay upon filing with respect to the 1995 return all taxes due for the periods covered by the said returns. The Companies are Subchapter "C" corporations under the Internal Revenue Service Code. Shareholder warrants that it will pay with its own funds any and all federal, state and local taxes (excepting only sales tax) due and payable by the Companies with respect to all periods prior to the Closing, including, without limiting the generality of the foregoing, all federal, state and local income, use franchise, excise and property taxes. The reserves for all taxes reflected in the Most Recent Balance Sheet, if any, are adequate to cover all taxes, interest and penalties in connection therewith that may be assessed with respect to the property and business operations for the period(s) ending on the Date of Closing and for all prior periods. No federal, state, local or other tax returns or reports (excepting only sales tax returns) filed by the Companies (whether filed prior to, on, or after the date hereof), will result in any taxes, assessments, fees or other governmental charges in excess of the amounts reserved for on the Most Recent Balance Sheet.

     Section 2.5  Title.  Each Company has legal and equitable title to all
                  -----
of its assets both real property and personal property. The Assets will at Closing be free and clear of any mortgages, pledges, liens, encumbrances, charge, claim, security agreement or title retention or other security arrangement, except the items set forth in subparagraphs "a" through "d" ("Permitted Encumbrances"). As of the date hereof the Assets are encumbered by the items listed on Schedule 2.5 attached hereto ("Encumbrances"). Schedule 2.5 identifies all liens by amount and by the document, instrument or law under which it arises.

     (a) Liens imposed by law and incurred in the ordinary course of business for indebtedness not yet due to carriers, warehousemen, laborers or materialmen and the like;
     (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation;
     (c) Liens for property taxes, assessments, or governmental charges not yet subject to penalties for nonpayment;
     (d) Other liens, charges and encumbrances incidental to the conduct of the business operations or the ownership of the properties which do not exceed $1,000 in the aggregate.

     Section 2.6  Fiscal Condition of Each Company.  Since the date of the
                  --------------------------------
Most Recent Balance Sheet, there has not (except as otherwise specifically permitted by this Agreement) been:

     (a) Any disposition by any Company of any of its capital stock or any grant of any option or right to acquire any of its capital stock, or any acquisition or retirement for a consideration by any Company of any of its capital stock or any declaration or payment of any dividend or other distribution of its capital stock;
     (b) Any bonuses or increases in the compensation payable or to become payable by any Company to any officer or key employee;
     (c) Any loans or cash advances to any Company other than renewals or extensions of existing indebtedness; or
     (d)  Any change in accounting method or practice.

     Section 2.7  Legality of Operation.  In regard to each Company:
                  ---------------------

     (a) To Shareholder's knowledge, each Company has operated from the Company's inception and will continue to operate to the Closing Date in compliance with all Federal, state and local laws, rules, pronouncements and regulations ("Law"); permits; franchises; licenses; and orders, as applicable to it and its property and operations, including, without limitation, any order, decree, directive or pronouncement of any court or federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality wherever located, any environmental law, land use Law, federal, state and local permits, orders, franchises and consents, and payroll, employment, labor, and safety Laws; and, there are no claims, actions, suits or proceedings pending, or to Shareholder's knowledge threatened against or affecting any Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, wherever located, which would result in any adverse change of $10,000 or greater in the financial condition or business of any Company or which would question the validity or propriety of this Agreement or of any action taken or to be in accordance with or in connection with this Agreement. To Shareholders knowledge, no Company has transported, stored, treated or disposed, nor has allowed third persons to transport, store, treat or dispose waste to or at (i) any location other than a site lawfully permitted to receive such waste for such purpose or, (ii) any location currently designated for remedial action pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"); or any similar federal or state statute; nor has it performed, arranged for or allowed by any method or procedure such transportation or disposal in contravention of state or federal laws and regulations or in any other manner which may result in liability for contamination of the environment; and it has not disposed, nor has it knowingly allowed third parties to dispose of waste upon property owned or leased by any of the Companies other than as permitted by, and in conformity with, applicable Law. No Company has received notification of any past or present failure by the Company to comply with any law, permits, franchises, licenses or orders applicable to it or its assets, except for any notifications sent to the Individuals of which Shareholder has no knowledge. Without limiting the generality of the foregoing, no Company has received any notification (including requests for information directed to the Company or an owner thereof) from any governmental agency asserting that the business is or may be a "potentially responsible person" for a remedial action at a waste storage, treatment or disposal facility, pursuant to the provisions of CERCLA, or any similar federal or state statute assigning responsibility for the costs of investigating or remediating releases of contaminants into the environment, except for any notifications sent to the Individuals of which Shareholder has no knowledge. To the knowledge of Shareholder, no Company has received hazardous waste as defined in the Resource Conservation and Recovery Act, 42 USCA Section 6901 et seq., or in any similar federal or state statute.
     -- ---

     (b) From the date Shareholder has owned the Companies, the Companies have never owned, operated, had an interest in, engaged in and/or leased a waste transfer, recycling, treatment, storage or disposal facility. To Shareholder's knowledge, the Companies have obtained and maintained, when required to do so under applicable Laws, trip tickets, signed by the applicable waste generators demonstrating the nature of all waste deposited and or transported by the Companies. To Shareholders knowledge, no employee, contractor or agent of the Companies have, in the course and scope of employment with the Companies, been harmed by exposure to hazardous materials, as defined under the Laws. There are no current liens with respect to environmental liability have been imposed against the Companies under CERCLA, any comparable Pennsylvania, statute or other applicable Law, and no facts or circumstances exist which would give rise to the same.

     (c) Attached hereto and marked Schedule 2.7 is a list of all Notice of Violations issued to any of the Companies by any federal, state or local regulatory agency. There are no notices of violation either from a federal, state or local authority received by the Company or outstanding, except as listed in Schedule 2.7.

     Section 2.8  Legal Compliance.  The Shareholder and each Company has
                  ----------------
the right, power, legal capacity and authority to enter into, and perform its respective obligations under this Agreement, and no approvals or consents of any other persons are necessary in connection with the transactions contemplated by this Agreement. The execution and performance of this Agreement will not result in a breach of or constitute a default or result in the loss of any material right or benefit under:

     (a) Any charter, by-law, agreement or other document to which any Company or the Shareholder is a party or by which such Company or the Shareholder or any of their property is bound; or

     (b) Any decree, order or rule of any court of governmental authority which is binding on any Company or Shareholder or on any property of any Company or Shareholder.

     Section 2.9  Transaction Intermediaries.  No agent or broker or other
                  --------------------------
person acting pursuant to the express authority of any Company or the Shareholder is entitled to any commission or finder's fee in connection with the transactions contemplated by this Agreement.

     Section 2.10  Intellectual Property.  To Shareholder's knowledge the
                   ---------------------
Company has not infringed and is not now infringing, on any trade name, trademark, service mark or copyright belonging to any person, firm or corporation ("Intellectual Property") and to Shareholder's knowledge no one has or is infringing any Intellectual Property right of any Company.

     Section 2.11  Absence of Knowledge of Labor Disputes.  To Shareholder's
                   --------------------------------------
knowledge, there are not any labor dispute, proposed law, or regulations or any event or condition of any character which would or could materially and adversely affect the business operations or the future prospects of the Companies' business operations.

     Section 2.12  Disclosure.   Shareholder has not taken any action nor has it
                   ----------
 failed to take any action which would make any of the representations or warranties given by the Individuals false, or misleading. The representations and warranties of the Shareholder contained in this Agreement or in any Exhibit or Schedule or other document prepared by the Shareholder and delivered by the Shareholder to the Purchaser, does not contain any untrue statement of a material fact, or omit any statement of a material fact necessary to make the statements contained therein or herein not misleading.

     Section 2.13  Continuation of Legal Status.  To Shareholder's
                   ----------------------------
knowledge, no franchise or other waste and refuse collection or disposal agreement, permit or license between any Company and any governmental body, or land use status or standing, shall be impaired or in any way limited by the transactions contemplated by this Agreement.

     Section 2.14  Litigation.  All pending or to the Shareholder's knowledge
                   ----------
threatened litigation and administrative or judicial proceedings involving the Companies, their assets, liabilities and a description of all such proceedings is set forth on Schedule 2.14 attached.

                                  ARTICLE III
          Representations and Warranties of the Companies and the Individuals
          -------------------------------------------------------------------

          With knowledge that Purchaser is relying upon the representations, warranties and covenants herein contained, the Companies and the Individuals each individually represent and warrant to Purchaser and make the following covenants for Purchaser's benefit.

          Section 3.1  Contracts, and Material Documents. All of the following
                       ---------------------------------
items with respect to each of the Companies ("Material Documents") are listed in
Schedule 3.1: (i) all leases for personal property,(ii) licenses, (iii) franchises, (iv) promissory notes, guarantees, bond, mortgages, liens, pledges, and security agreements, (v) collective bargaining agreements, (vi) patents, trademarks, trade names, copyrights, trade secrets, proprietary rights, symbols, service marks, and logos, and (vii) other contracts, agreements and instruments not listed on another Schedule attached to this Agreement which are binding on any Company or any of its property or pursuant to which any Company derives any material benefit or has imposed upon it any material detriment. For purposes of this Section 3.1 a material benefit or material detriment shall be anything which provides a benefit or imposes a detriment having a value of $15,000 or more. The Material Documents listed on Schedule 3.1 are organized under separate headings for each of the Companies and under subheadings for each of the different type of documents listed. To the Individuals' knowledge, no Company nor any person or party to the any of the Material Documents or bound thereby is in material or knowing default under any of the Material Documents, and no act or event has occurred which with notice or lapse of time, or both, would constitute such a default. To the Individuals' knowledge, no Company is a party to, and no Company's property is bound by any agreement or instrument which is material to the continued conduct of its business operations as now being conducted or with respect to which a default might materially and adversely affect its properties, business operations, or financial condition of the Company, except as listed in
Schedule 3.1. The documents listed on Schedule 3.1 confer on each Company all rights necessary to enable each Company to conduct its operations as now being conducted. The Individuals shall not have any liability under the warranty given in this Section 3.1 for failing to list on Schedule 3.1 any Material Document to which Shareholder obligated the Company without the knowledge of the Individuals.

          Section 3.2  Pensions and Employment Contracts; ERISA.
                       ----------------------------------------

          (a) The Companies do not have any contract of employment with an officer or other employee that is not terminable without penalty on notice of one month or less.
          (b)  No employee of the Company is represented by any union.

          (c) There are no employee benefit plans, funds or programs (within the meaning of the Internal Revenue Code of the United States ("Code") or the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which are currently maintained and/or were established or sponsored by any Company (whether or not they are now terminated) or to which any Company currently contributes, or has an obligation to contribute in the future, including, without limitation, employment agreements and any other agreements containing "golden parachute" provisions ("Plans"), whether or not the Plans are or are intended to be (i) covered or qualified under the Code, ERISA or any other applicable law, (ii) written or oral, (iii) funded or unfunded, or (iv) generally available to all employees of the Company.

          Section 3.3  Financial Statements.
                       --------------------

          (a) A combined balance sheet for Allied Environmental Services, Inc, and Allied Environmental Services West, Inc., as of December 31, 1994, and a statement of income, cash flow and retained earnings for the period ended December 31, 1994 both prepared on an accrual basis by B.J. Klinger & Co., P.C., 310 East Shore Road Great Neck, NY 11023; and

          (b) A combined balance sheet for the Companies as of March 31, 1996, ("Most Recent Balance Sheet") and a statement of income, cash flow and retained earnings for the period ended, March 31, 1996 ("Most Recent Income Statement"), both prepared on an accrual basis, by BDO Seidman, 1601 Market, Philadelphia, Pennsylvania 19103-2311. The Most Recent Balance Sheet and Most Recent Income Statement are hereafter referred to as the "Most Recent Financial Statements".

The Most Recent Balance Sheet and the Companies' balance sheet dated December 31, 1994 present fairly the financial condition of the Companies as of the dates indicated thereon and the Most Recent Income Statement and Income Statement for the period ended December 31, 1994 present fairly on an accrual basis the results of the operations of the Companies for the periods indicated thereon. The Financial Statements are consistent with the books and records of Companies (which books and records are correct and complete). Since the date of the Most Recent Financial Statements, there has not been any material adverse change in the income, expenses or assets of the Companies.

          Section 3.4  Liabilities; Accounts Receivable.
                       --------------------------------
          (a) The Companies do not have any liabilities, fixed or contingent, other than liabilities owed to the Shareholder and other than:

                    (i) liabilities fully reflected in the Most Recent Balance Sheet;

                    (ii) liabilities arising since the date of the Most Recent Balance Sheet arising during the normal course of business under contracts or other agreements, which were supplied to the Purchaser for review; and

                    (iii) liabilities incurred since the date of the Most
               Balance Sheet created in the ordinary course of business which, in the aggregate, do not and will not exceed $20,000 in amount, on the Closing Date.

          (b) All accounts receivable of the Companies reflected in Schedule 1.4(c) or arising since the date of Schedule 1.4(c), were generated in the ordinary course of business of the Companies and the Companies fully performed the services to have been rendered by the Companies to the account debtors. The Individuals know of no defenses or set offs which any account debtor of the Companies could properly assert to legally avoid payment of the accounts receivable listed on Schedule 1.4(c).
          (c) Each Companies' liabilities, as of the date of this Agreement, excluding only amounts owed to the Shareholder, is attached hereto, made a part hereof and marked Schedule 1.5. Schedule 1.5 give the aging of each of liabilities and is organized by Company. Schedules 1.4.(c) and 1.5 accurately reflects the books and records of the Companies as of the date of the Schedules. Notwithstanding the foregoing warranty and representations, the Individuals shall have no liability for the foregoing warranty and representation being false or inaccurate, if the falsehood or inaccuracy is due to the actions of the Shareholder of which the Individuals had no knowledge.

          Section 3.5  Tax Returns.  Each Company has filed all sales tax
                       -----------
returns for all periods on or before the due date of such return (as may have been extended by any valid extension of time) and has paid all sales taxes due for the periods covered by the said returns. The Companies have filed, and will file, in a timely manner all requisite sales tax returns due for all fiscal periods ended on or before the date hereof and as of the Closing shall have filed in a timely manner all such returns due for all periods ended on or before the Closing Date.

          Section 3.6  Policies of Insurance.  All insurance policies,
                       ---------------------
performance bonds, and letters of credit insuring the Companies or which the Companies have had issued and which have not expired
are listed on Schedule 3.6 attached hereto.   Schedule 3.6 includes, the names
and addresses of the insurers and sureties, policy and bond numbers, types of coverage or bond, time periods or projects covered and the names and addresses of all known agents or agencies with respect to each listed insurance policy, performance bond and letter of credit. Each Company's current insurance policies, performance bonds and letters of credits are still in force and effect and the premiums thereon are not delinquent. No Company has received notification from any insurance carrier denying or disputing any claim made by the Company or denying or disputing any coverage for any such claim or denying or disputing the amount of any claim. No Company has a claim against any of its insurance carriers under any of policies insuring it pending or anticipated and there has been no occurrence of any kind which would give rise to any such claim.

          Section 3.7 Certain Employees.  Attached hereto, made a part hereof
                      ------------------
and marked Schedule 3.7 is a listing of the name, address and social security number and current rate of compensation of each Company's employees and the capacity in which each person is employed.

          Section 3.8  Title.  Each Company has legal and equitable title to all
                       -----
of its assets both real property and personal property. The Assets will at Closing be free and clear of any mortgages, pledges, liens, encumbrances, charge, claim, security agreement or title retention or other security arrangement, except the items set forth in subparagraphs "a" through "d" ("Permitted Encumbrances"). As of the date hereof the Assets are encumbered by the items listed on Schedule 2.5 attached hereto ("Encumbrances"). Schedule 2.5 identifies all liens by amount and by the document, instrument or law under which it arises. Notwithstanding the foregoing warranty and representations, the Individuals shall have no liability for the foregoing warranty and representation being false or inaccurate, if the falsehood or inaccuracy is due to the actions of the Shareholder of which the Individuals had no knowledge.

          (a) Liens imposed by law and incurred in the ordinary course of business for indebtedness not yet due to carriers, warehousemen, laborers or materialmen and the like;

          (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation;

          (c) Liens for property taxes, assessments, or governmental charges not yet subject to penalties for nonpayment;

          (d) Other liens, charges and encumbrances incidental to the conduct of the business operations or the ownership of the properties which do not exceed $5,000 in the aggregate.

          Section 3.9  Fiscal Condition of Each Company.  Since the date of the
                       --------------------------------
Most Recent Balance Sheet, there has not (except as otherwise specifically permitted by this Agreement) been:

          (a) Any material change in the financial condition, business organization or personnel of any Company or in the relationships of any Company with suppliers, customers or others, other than changes occurring in the ordinary course of business, which individually do not exceed 10,000 or in the aggregate, do not exceed 50,000;

          (b) Any sale or other disposition of any asset owned by any Company at the close of business on the date of the Most Recent Balance Sheet, or acquired by it since that date, other than in the ordinary course of business or which individually do not exceed 5,000 or in the aggregate, do not exceed 10,000;

          (c) Any expenditure or commitment by any Company for the acquisition of any single asset having an acquisition price of $15,000;

          (d) Any damage, destruction or loss (whether or not insured) adversely affecting the property, business or prospects of any of the Companies, except damage, destruction or loss which does not exceed $20,000 in the aggregate;

          (e) Any bonuses or increases in the compensation payable or to become payable by any Company to any officer or key employee; or

          (f) Any loans or advances to any Company other than renewals or extensions of existing indebtedness, and other than loans or advances made by the Shareholder of which the Individuals had no knowledge.

          Section 3.10  Legality of Operation. In regard to each Company:
                        ---------------------

          (a) To the knowledge of the Individuals each Company has operated from the Company's inception and will continue to operate to the Closing Date in compliance with all Federal, state and local laws, rules, pronouncements and regulations ("Law"); permits; franchises; licenses; and orders, as applicable to it and its property and operations, including, without limitation, any order, decree, directive or pronouncement of any court or federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality wherever located, any environmental law, land use Law, federal, state and local permits, orders, franchises and consents, and payroll, employment, labor, and safety Laws; and, there are no claims, actions, suits or proceedings pending, or, to the knowledge of the Individuals, threatened against or affecting any Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, wherever located, which would result in any adverse change of $10,000 or greater in the financial condition or business of any Company or which would question the validity or propriety of this Agreement or of any action taken or to be in accordance with or in connection with this Agreement. To the knowledge of the Individuals, no Company has transported, stored, treated or disposed, nor has allowed third persons to transport, store, treat or dispose waste to or at (i) any location other than a site lawfully permitted to receive such waste for such purpose or, (ii) any location currently designated for remedial action pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"); or any similar federal or state statute; nor has it performed, arranged for or allowed by any method or procedure such transportation or disposal in contravention of state or federal laws and regulations or in any other manner which may result in liability for contamination of the environment; and it has not disposed, nor has it knowingly allowed third parties to dispose of waste upon property owned or leased by any of the Companies other than as permitted by, and in conformity with, applicable Law. No Company has received notification of any past or present failure by the Company to comply with any law, permits, franchises, licenses or orders applicable to it or its assets. Without limiting the generality of the foregoing, no Company has received any notification (including requests for information directed to the Company or an owner thereof) from any governmental agency asserting that the business is or may be a "potentially responsible person" for a remedial action at a waste storage, treatment or disposal facility, pursuant to the provisions of CERCLA, or any similar federal or state statute assigning responsibility for the costs of investigating or remediating releases of contaminants into the environment. No Company has received hazardous waste as defined in the Resource Conservation and Recovery Act, 42 USCA Section 6901 et seq., or in any similar federal or state statute.
                  -- ---

          (b) The Companies have never owned, operated, had an interest in, engaged in and/or leased a waste transfer, recycling, treatment, storage or disposal facility. The Companies have obtained and maintained, when required to do so under applicable Laws, trip tickets, signed by the applicable waste generators demonstrating the nature of all waste deposited and or transported by the Companies. To the knowledge of the Individuals no employee, contractor or agent of the Companies have, in the course and scope of employment with the Companies, been harmed by exposure to hazardous materials, as defined under the Laws. No liens with respect to environmental liability have been imposed against the Companies under CERCLA, any comparable Pennsylvania, statute or other applicable Law, and no facts or circumstances exist which would give rise to the same.

          (c) Attached hereto and marked Schedule 2.7 is a list of all Notice of Violations issued to any of the Companies by any federal, state or local regulatory agency. There are no notices of violation either from a federal, state or local authority received by the Company or outstanding, except as listed in Schedule 2.7.

          Section 3.11.  Corrupt Practices.  The Individuals and to the
                         -----------------
Individuals' knowledge, the Companies have not made, offered or agreed to offer anything of value to any employees of any customers of the Companies for the purpose of attracting business to the Companies or any foreign or domestic governmental official, political party or candidate for government office or any of their respective employees or representatives, nor have the Individuals or, to the Individuals' knowledge, the Companies otherwise taken any action which would cause the Companies to be in violation of the Foreign Corrupt Practices Act of 1977, as amended.

          Section 3.12  Employee Relationship.  There is no pending or
                        ---------------------
threatened dispute between any Company and any of its employees which might materially and adversely affect the continuance of any Company's business operations.

          Section 3.14  Legal Compliance.  The Individuals have the right,
                        ----------------
power, legal capacity and authority to enter into, and perform their respective obligations under this Agreement. No approvals or consents of any other persons, except for Meridian Bank are necessary in connection with the transactions contemplated by this Agreement. To the knowledge of the

Individual the execution and performance of this Agreement will not result in a breach of or constitute a default or result in the loss of any material right or benefit under:

          (a) Any agreement or other document to which any Company is a party or by which such Company, or any of its property is bound; or
          (b) Any decree, order or rule of any court of governmental authority which is binding on any Company or on any property of any Company.

          Section 3.15  Transaction Intermediaries.  No agent or broker or other
                        --------------------------
person acting pursuant to the express authority of the Individuals is entitled to any commission or finder's fee in connection with the transactions contemplated by this Agreement.

          Section 3.16  Intellectual Property.  No Company has received any
                        ---------------------
notice that it is infringing and to the Individuals knowledge no Company is infringing, on any trade name, trademark, service mark or copyright belonging to any person, firm or corporation ("Intellectual Property") and to the knowledge of the Individuals no one has or is infringing any Intellectual Property right of any Company. Notwithstanding the foregoing warranty and representation, the Individuals shall have no liability for the foregoing warranty and representation being false or inaccurate, if the falsehood or inaccuracy is due to the Shareholder having receied a notice that one of the Companies was infringing on a tradename, trademark, service mark or copyright and the Individuals had no knowledge of the notice or of the infringement.

          Section 3.17  Absence of Knowledge of Labor Disputes. There are not
                        --------------------------------------
any labor disputes, or, to the knowledge of the Individuals, proposed law, or regulations or any event or condition of any type which would or could materially and adversely affect the business operations or the future prospects of the Companies' business operations.

          Section 3.18  Competition.  The Individuals', and the spouses, child
                        -----------
or other relatives of the Individuals have no direct or indirect interest in (i) any competitor of any Companies within the geographical areas in which the Companies currently conduct business, (ii) any supplier or customer of the Companies (iii) any person from whom or to whom the Companies leases any real or personal property, (iv) any other person with whom the Company is doing business which interest adversely or materially affects the business of any Company.

          Section 3.19  Disclosure.  The representations and warranties of the
                        ----------
Individuals contained in this Agreement and the information contained in the Exhibits or Schedules to this Agreement delivered by the Individuals or the Companies, does not contain any untrue statement of a material fact, or omit any statement of a material fact necessary to make the statements contained therein or herein not misleading.

          Section 3.20  Continuation of Legal Status.  The operation of the
                        ----------------------------
business operated by the Companies does not require any franchise, permit or license from any governmental body.

          Section 3.21  Litigation.  All pending litigation and administrative
                        ----------
or judicial proceedings involving the Companies, their assets, liabilities and a description of all such proceedings is set forth on Schedule 2.14 attached. To the knowledge of the Individuals there is no threatened litigation and administrative or judicial proceedings involving the Companies, their assets, liabilities or the Allied Shares, except as listed on Schedule 2.14.

                                 ARTICLE IV

                  Representations and Warranties of Purchaser
                  -------------------------------------------

          Purchaser represents and warrants to the Shareholder that:

          Section 4.1  Structure.  Purchaser is a corporation duly organized and
                       ---------
legally existing in good standing under the laws of Delaware and is qualified to do business in Pennsylvania.

          Section 4.2  Authorization to Proceed with this Agreement. Purchaser
                       --------------------------------------------
has by proper corporate proceedings duly authorized the execution, delivery and performance of this Agreement.

          Section 4.3  Absence of Intermediaries.  No agent, broker, or other
                       -------------------------
person acting pursuant to Purchaser's authority will be entitled to make any claim against the Companies or against the Shareholders for any commission or finder's fee in connection with the transactions contemplated by this Agreement.

                                   ARTICLE V

                        Additional Agreements of Sellers
                        --------------------------------

          The Sellers covenant and agree with Purchaser as follows:

          Section 5.1 Business Name  Effective on the date of Closing, the
                      -------------
Companies grant to Purchaser the sole right to use the Business Name. Promptly after Closing the Companies will either dissolve or change their names by filing all necessary public filing with governmental agencies and offices to a name or names dissimilar to the Business Name. The Companies shall, on and after the date of Closing, deliver to Purchaser, in form suitable for filing, such certificates, consents and other documents as are necessary to allow Purchaser to legally reserve and/or trade under the Business Name in every and all states of the United

States of America and all foreign countries. On and after Closing the Companies may not use the Business Name.

          Section 5.2  Access to Records.  The Shareholder will cause the
                       -----------------
Companies to give to Purchaser and its representatives, from and after the date of execution of this Agreement, full access during normal business hours to all of the properties, books, contracts, documents and records of the Companies, and to make available to Purchaser and its representatives all additional financial statements of and all information with respect to the business and affairs of the Companies that Purchaser may reasonably request.

          Section 5.3  Continuation of Business.  The Shareholder and the
                       ------------------------
officers of the Companies will operate each Company until the time of Closing, using prudent business judgment so as to preserve its business organization intact, to assure, to the extent possible, the availability to Purchaser of the present key employees of the Companies, and to preserve for Purchaser the relationships of the Companies with suppliers, customers, and others, all to the end that every bona fide effort be made that the ongoing business of the
               ---- ----
Companies will not be impaired at the time of Closing.

          Section 5.4  Continuation of Insurances.  The Shareholder will cause
                       --------------------------
the Companies to keep in existence all policies of insurance insuring the Companies against liability and property damage, fire and other casualty through the time of Closing. Purchaser acknowledges that after Closing, it shall be Purchaser's responsibility to obtain its own insurance on the Assets.

          Section 5.5  Continuation of Goodwill.  The Shareholder's best efforts
                       ------------------------
will be used, if so requested by Purchaser, to cause the customers, contractors and suppliers of the Companies to do business with the Purchaser in the same manner they did business with the Companies.

          Section 5.6.  Standstill Agreement.  Unless and until this Agreement
                        --------------------
is terminated without the Closing having taken place, the Companies and the Sellers will not directly or indirectly solicit offers for the assets of the Companies or for a merger or consolidation involving the Companies, or respond to inquiries from, share information with, negotiate with or in any way facilitate inquiries or offers from, third parties who express or who have heretofore expressed an interest in acquiring the Companies by merger, consolidation or other combination or acquiring any of Companies' common stock or assets; nor will the Sellers permit the Company to do any of the foregoing.

          Section 5.7   Non-Competition Agreement.  The Shareholder and the
                        -------------------------
Companies shall not, except with the express written permission of the Purchaser, directly or indirectly engage in the business arranging for the disposal of special waste, construction and demolition debris, asbestos, and municipal waste for a period of five (5) years within the United States of America.

            Section 5.8   Restrictions on Transfer of Unregistered Stock.
            ------------------------------------------------------------
Shareholder understands and agrees that the following restrictions and limitations are applicable to the Shareholder's purchase and resale or other transfer of the EESI Stock, pursuant to the Act.

          (a) Shareholder agrees that the EESI Stock shall not be sold or otherwise transferred unless the EESI Stock is registered under the Act and state securities laws or is exempt therefrom.

          (b) A legend in substantially the following form will be placed on the certificates evidencing the EESI Stock to be issued to Stockholder:

               The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. These shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless
               (i) they shall have been registered under the Securities Act of 1933 and any applicable states securities act or (ii) the general counsel of Eastern Environmental Services, Inc. shall determine, in his sole discretion that registration is not required under any such acts; and

          (c) Stop transfer instructions will be imposed with respect to the EESI Stock issued to Stockholder pursuant to this Agreement so as to restrict resale or other transfer thereof except in accordance with the foregoing provisions of this Section 5.8.

                                   ARTICLE VI

                      Additional Agreements of Purchaser.
                      -----------------------------------

          Section 6.1  Payment of Expenses.  Purchaser will pay all expenses
                       -------------------
incurred by it in connection with the negotiation, execution and performance of this Agreement. In the event this transaction concludes, Purchaser will not receive nor be responsible for any statement for professional services rendered to the Sellers in connection with this transaction. All such fees, expenses and disbursements of Sellers shall be paid by Sellers.

          Section 6.2  Registration Rights.
                       -------------------

          (a) Within ninety (90) days of the Closing Date, Purchaser's parent Eastern Environmental Services, Inc ("Eastern") shall file a registration statement to register the EESI Stock under the Act for sale to the public pursuant to a "shelf registration" under Rule 415 of the Act. If the Companies sell or transfer the EESI Stock prior to registration, the registration rights granted under this Section 6.2 shall automatically be transferred to whomever holds the EESI Stock ("Holder"). Purchaser will give written notice to the Holder of the "shelf" registration at least

15 days before the registration statement is filed. After receiving the notice of the "shelf" registration, the Holder will advise Eastern in writing of the intended method of disposition of the EESI Stock to be registered. Notwithstanding the foregoing provisions, Purchaser may withdraw any registration statement referred to in this paragraph without incurring any liability to Holder.

          (b) With respect to the registration of the EESI Stock, Eastern will, as expeditiously as possible: (i) furnish to the Holder a prospectus, including copies of a preliminary prospectus, prepared in conformity with the requirements of the Act, and such other documents, as Holder may reasonably request in order to facilitate the public sale or other disposition of the securities to be sold by Holder; (ii) before filing the registration statement, prospectus or amendments or supplements thereto, furnish to counsel for Holder copies of all such documents proposed to be filed.

          (c) Upon any registration under the Act of any of the EESI Stock, Eastern shall indemnify Holder in accordance with the provisions of Article 9 from and against any and all losses, claims, damages and liabilities (collectively a "Security Liability") to which Stockholder may become subject under the Act, any state securities or "blue sky" law, any other statute or at common law, insofar as such Security Liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the above, Eastern shall not be liable to Holder if and to the extent that any Security Liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary or final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Eastern by Holder which is stated in writing to be specifically intended for such use; and provided further, that Eastern shall not be required to indemnify Holder against (i) any Security Liability which arises out of the failure of Holder to deliver, or cause to be delivered, a prospectus as required by the Act or (ii) any Security Liability arising from any untrue or misleading statement contained in or omission from any preliminary prospectus, if such deficiency is corrected in the final prospectus.

          (d) All expenses incurred in effecting the registrations provided for in this Section 6.2 shall be paid by Eastern, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Purchaser, fees and disbursement of counsel for Stockholder (up to $2,000 per year), underwriting expenses (other than commissions or discounts which shall be shared by the parties registering shares of Eastern's Common Stock in proportion to the number of shares registered in each particular offering), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or "blue sky" laws of any jurisdictions.

                                  ARTICLE VII

                            Conditions of Purchaser
                            -----------------------

          The Obligations of Purchaser to effect the transaction contemplated by this Agreement shall be subject to the fulfillment at or prior to the time of Closing of each of the following items which are conditions to the Closing:

          Section 7.1  Compliance by Sellers.  The Sellers and the Companies
                       ---------------------
shall have performed and complied with all of the obligations and conditions required by this Agreement to be performed or complied with by the Sellers and Companies at or prior to the Closing Date.
All representations and warranties of Sellers contained in this Agreement shall be true and correct at and as of the Time of Closing, with the same force and effect as though made at and as of the Time of Closing, except for changes expressly permitted by this Agreement.

          Section 7.2 Due Diligence Investigation.  As a condition of Closing,
                      ---------------------------
the Purchaser shall be satisfied with the results of the due diligence investigation it has made concerning the Companies and the transactions, as set forth in this Agreement.

          Section 7.3  Litigation Affecting This Transaction.  There shall be no
                       -------------------------------------
actual or threatened action by or before any court which seeks to restrain, prohibit or invalidate the transaction contemplated by this Agreement or which might affect the right of Purchaser to own, operate in its entirety or control any of the Companies or the business the Companies operate which, as a result of the transaction contemplated by this Agreement, might affect such right as to Purchaser or any affiliate thereof subsequent to the Time of Closing and which, in the judgment of the Board of Directors of Purchaser, made in good faith and based upon advice of its counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement.

          Section 7.4  Exchange of Shares.  The exchange of the Assets for the
                       ------------------
EESI Stock, as set forth in Article I of this Agreement shall occur and be effective at the time of Closing.

          Section 7.5  Continuation of Legal Status.  Purchaser shall have
                       ----------------------------
received assurances from the Shareholder and shall have received independent advice satisfactory to it that no franchise or other solid waste collection or disposal agreement, permit or license between any Company and any governmental body shall be impaired or limited in any way by the transactions contemplated by this Agreement.

          Section 7.6  Fiscal Condition of Business.  There shall have been no
                       ----------------------------
material adverse change in the results of operations, financial condition or business of any Company, and each Company shall have not suffered any material loss or damage or any of its properties or assets, whether or not covered by insurance, since the date of the Most Recent Balance Sheet.

                                  ARTICLE VIII

                             Conditions of Sellers
                             ---------------------

          The obligations of the Shareholder to transfer the Assets Shares in accordance with this Agreement shall be subject to the fulfillment at or prior to the time of Closing of each of the following conditions:

          Section 8.1 Compliance by Purchaser.  The Purchaser shall have
                      -----------------------
performed and complied with all of the obligations and conditions required by this Agreement to be performed or complied with by it at or prior to or at the Closing Date. All representations and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the Time of Closing, with the same force and effect as though made at and as of the Time of Closing, except for changes expressly permitted by this Agreement.

          Section 8.2  Exchange of Shares.  The exchange of the Assets for the
                       ------------------
EESI Stock, as set forth in Article I of this Agreement shall occur and be effective at the time of Closing.

          Section 8.3 Sale of EESI Stock.  Purchaser shall arrange for the
                      -------------------
Companies to sell the EESI Stock in a private broker transaction for the amount of Seven Hundred Thousand ($700,000) Dollars, such sale to occur simultaneously with the Closing.

                                   ARTICLE IX

                                Indemnification
                                ---------------


          Section 9.1.  Indemnification by Shareholder and the Companies.
                        ------------------------------------------------

          Shareholder and the Companies each agree that they will each, jointly and severally, indemnify, defend, protect and hold harmless Purchaser and their officers, shareholders, directors, divisions, subdivisions, affiliates, subsidiaries, parent, agents, employees, successors and assigns at all times from and after the date of this Agreement from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) whether equitable or legal, matured or contingent, known or unknown, foreseen or unforeseen, ordinary or extraordinary, patent or latent, whether arising out of occurrences prior to, at, or after the date of this Agreement, from: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties by Shareholder or Companies, set forth in this Agreement or in the Schedules attached to this Agreement or delivered pursuant to this Agreement;
(b) nonfulfillment or nonperformance of any agreement, covenant or condition on the part of Shareholder or Companies made in this Agreement and to be performed by Shareholder or Companies before or after the Closing Date; (c) violation of the requirements of any governmental authority relating to the reporting and payment of federal, state, local or other income, use, franchise, excise or property tax liabilities of the Companies arising or accrued prior to the Closing Date; (d) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a), (b) or (c) of this
Section 9.1 of this Agreement has occurred.

          Section 9.2.  Indemnification by Individuals.
                        ------------------------------

          The Individuals each agree that they will each, jointly and severally, indemnify, defend, protect and hold harmless Purchaser and their officers, shareholders, directors, divisions, subdivisions, affiliates, subsidiaries, parent, agents, employees, successors and assigns at all times from and after the date of this Agreement from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) whether equitable or legal, matured or contingent, known or unknown, foreseen or unforeseen, ordinary or extraordinary, patent or latent, whether arising out of occurrences prior to, at, or after the date of this Agreement, from: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties by the Individuals, set forth in this Agreement or in the Schedules attached to this Agreement or delivered pursuant to this Agreement; (b) nonfulfillment or nonperformance of any agreement, covenant or condition to be performed by the Individuals after the Closing Date; (c) violation of the requirements of any governmental authority relating to the reporting and payment of sales tax liabilities of the Companies arising or accrued prior to the Closing Date; (d) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a), (b) or (c) of this
Section 9.2 of this Agreement has occurred.

          Section 9.3.  Indemnification by Purchaser.  Purchaser agrees that it
                        ----------------------------
will indemnify, defend, protect and hold harmless Sellers at all times from and after the date of this Agreement from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by the Shareholder as a result of or incident to: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties of Purchaser set forth in this Agreement; (b) nonfulfillment of any agreement, covenant or condition on the part of Purchaser made in this Agreement; and (c) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a), or (b) of this
Section 9.3 has occurred.

          Section 9.4. Procedure for Indemnification with Respect to Third Party
                       ---------------------------------------------------------
Claims
- ------

         (a) If any third party shall notify a party to this Agreement (the "Indemnified Party") with respect to any matter (a "Third Party Claim") that may give rise to a claim for indemnification against any other party to this Agreement (the "Indemnifying Party") under this Article 9, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced.

          (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within ten days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any adverse consequences (which will include, without limitation, all losses, claims, liens, and attorneys' fees and related expenses) the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the

Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only monetary damages and does not seek an injunction or equitable relief, (iv) settlement of, or adverse judgment with respect to the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.
          (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 9.4(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third party Claim without the prior written consent of the Indemnifying Party (which will not be unreasonably withheld) and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (which will not be unreasonably withheld).
          (d) If of the conditions set forth in Section 9.4(b) above is or becomes unsatisfied, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim and any matter it may deem appropriate and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith, (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the cost of defending against the Third Party Claim (including attorneys' fees and expenses) and (iii) the Indemnifying Party will remain responsible for any adverse consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article 9.

          Section 9.5.  Procedure for Non-Third Party Claims.  If Purchaser,
                        ------------------------------------
Shareholder or Individuals wish to make a claim for indemnity under Section 9.1 or Section 9.2 or Section 9.3, as applicable, and the claim does not arise out of a third party notification which makes the provisions of Section 9.4 applicable, the party desiring indemnification ("Indemnified Party") shall deliver to the parties from which indemnification is sought ("Indemnifying
Party") a written demand for indemnification ("Indemnification Demand").    No
Indemnification Demand shall be made under this Section 9.5, until such time that the party making an Indemnification Demand believes, in good faith, that it has a claim or claims for indemnity totaling Twenty Thousand Dollars ($20,000) or more, singly or in the aggregate. The Indemnification Demand shall state: (a) the amount of losses, damages or expenses to which the Indemnified Party has incurred or has suffered or is expected to incur or suffer to which the Indemnified Party is entitled to indemnification pursuant to Section 9.1 or
Section 9.2, or Section 9.3 as applicable; (b) the nature of the event or occurrence which entitles the Indemnified Party to receive payment under Section
9.1 or Section 9.2 or Section 9.3, as applicable. If the Indemnifying Party wishes to object to an Indemnification Demand, the Indemnifying Party must send written notice to the Indemnified Party stating the objections and the grounds for the objections ("Indemnification Objection"). If no Indemnification Objection is sent within fifteen days after the Indemnification Demand is sent, the Indemnifying Party shall be deemed to have acknowledged the correctness of the claim or claims specified in the Indemnification Demand and shall pay the full amount claimed in the Indemnification Demand within thirty days of the day the Indemnification Demand is dated. If for any reason the Indemnifying Party does not pay the amounts claimed in the Indemnification Demand, within thirty days of the Indemnification Demand's date, the Indemnified Party may institute legal proceedings to enforce payment of the indemnification claim contained in the Indemnification Demand and any other claim for indemnification that the Indemnified Party may have.

          Section 9.6.  Survival of Claim.  Notwithstanding the provisions of
                        -----------------
Section 10.1 which provides that the representations and warranties survive for two years after Closing, if, within two years of Closing, notice of a claim for indemnification or Indemnification Demand is given, or a suit or action based upon representation or warranty is commenced, the Indemnified Party shall not be precluded from pursuing such claim or action, or from recovering from the Indemnifying Party (whether through the courts or otherwise) on the claim or action, by reason of the expiration of the representation or warranty.

          Section 9.7  Limitation of Liability.  Purchaser hereby agrees that
                       ------------------------
the liability of Shareholder to pay any one or more Indemnification Demand is limited to a maximum aggregate of Five Hundred Thousand ($500,000) Dollars. Purchaser hereby agrees that the liability of the Individuals to pay any one or more Indemnification Demand is limited to the maximum of Two Hundred Thousand ($200,000) Dollars plus the forfeiture of all options issued pursuant to the terms of the Employment Agreements attached as Schedule 1.8 to this Agreement. Sellers hereby agree that the liability of the Purchaser to pay any one or more Indemnification Demand is limited to a maximum aggregate of Seven Hundred Thousand ($700,000) Dollars.

                                   ARTICLE X

                                Other Provisions
                                ----------------

          Section 10.1  Survival of Warranties.  All of the respective
                        ----------------------
representations and warranties of the parties to this Agreement shall survive consummation of the transactions contemplated by this Agreement for a period of two years from the Closing Date.

          Section 10.2  Nondisclosure by Shareholder.  Shareholder and the
                        ----------------------------
Companies recognize and acknowledge that they have had in the past, currently have, and in the future will have certain confidential information of the Companies such as lists of customers, operational policies, and pricing and cost policies that are valuable, special and unique assets which the Purchaser is acquiring as part of the Assets. Shareholder and the Companies agree that they will not disclose such confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except to authorized representatives of the Companies, unless (i) such information becomes known to the public generally through no fault of Shareholder (ii) the Shareholder or the Companies are compelled to disclose such information by a governmental entity or pursuant to a court proceeding or (iii) the Closing does not take place. In the event of a breach or threatened breach by Shareholder or any of the Companies of the provisions of this Section, Purchaser shall be entitled to an injunction restraining Shareholder and the Companies from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting the Purchaser from pursuing any other available remedy for such breach or threatened breach, including, without limitation, the recovery of damages.

          Section 10.3.  Nondisclosure by Purchaser.  Purchaser recognizes and
                         --------------------------
acknowledges that it has in the past, currently has, and prior to the Closing Date, will have access to certain confidential information of the Companies, such as lists of customers, operational policies, and pricing and cost policies that are valuable, special and unique assets of the Companies. Purchaser agrees that it will not disclose such confidential information to any person, firm, corporation, association, or other entity for any purpose or reason whatsoever, unless (i) such information becomes known to the public generally through no fault of Purchaser (ii) Purchaser is compelled to disclose such information by a governmental entity or pursuant to a court proceeding or (iii) Closing takes place. In the event of a breach or threatened breach by Purchaser of the provisions of this Section, Shareholder shall be entitled to an injunction restraining Purchaser from disclosing, in whole or in part, such confidential information. Nothing contained herein shall be construed as prohibiting Shareholder from pursuing any other available remedy for such breach or threatened breach, including, without limitation, the recovery of damages.

          Section 10.4.  Assignment; Binding Effect; Amendment.
                         -------------------------------------
Purchaser may assign this Agreement to any wholly owned subsidiary of the Purchaser. The Sellers may not assign this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, the successors of Purchaser, and Sellers. This Agreement, upon execution and delivery, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by all parties hereto.

          Section 10.5.  Entire Agreement.  This Agreement, is the final,
                         ----------------
complete and exclusive statement and expression of the agreement among the parties hereto with relation to the subject matter of this Agreement, it being understood that there are no oral representations, understandings or agreements covering the same subject matter as the Agreement. The Agreement supersedes, and cannot be varied, contradicted or supplemented by evidence of any prior to contemporaneous discussions, correspondence, or oral or written agreements of any kind. The parties to this Agreement have relied on their own advisors for all legal, accounting, tax or other advice whatsoever with respect to the Agreement and the transactions contemplated hereby.

          Section 10.6.  Counterparts.  This Agreement may be executed
                         ------------
simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

          Section 10.7.  Notices.  All notices or other communications required
                         -------
or permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by overnight courier or by delivering the same in person to such party.

                  (a)  If to Purchaser, addressed to it at:

                       President
                       1000 Crawford Place
                       Mt. Laurel, NJ 08054

                       with a copy to:

                       Robert M. Kramer & Assoc., P.C.
                       1150 First Avenue, Suite 900
                       King of Prussia, PA 19406


                  (b)  If to Shareholder or the Companies, addressed to:

                       77 Wells Road
                       Parker Ford, PA 19457


                  (c)  If to Berry, addressed to:

                       Stuart Berry
                       43 Orchard Court
                       Woodbury, NY 11797

                  (d)  If to Hershkowitz

                       Alan Hershkowitz
                       22 Linden Lane
                       Merrick, N.Y. 11566

Notice shall be deemed given and effective the day personally delivered, the day after being sent by overnight courier and three business days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received, if earlier. Any party may change the address for notice by notifying the other parties of such change in accordance with this Section 9.7.

          Section 10.8.  Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

          Section 10.9.  No Waiver.  No delay of or omission in the exercise of
                         ---------
any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach of default occurring before or after that waiver.

          Section 10.10.  Time of the Essence. Time is of the essence of this
                          -------------------
Agreement.

          Section 10.11.  Captions.  The headings of this Agreement are inserted
                          --------
for convenience only, shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

          Section 10.12.  Severability.  In case any provision of this Agreement
                          ------------
shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          Section 10.13.  Construction.  The parties have participated jointly
                          ------------
in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute shall be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "Including" means included, without limitation. The parties intend that representation, warranty and covenant contained herein shall have independent significance.

          Section 10.14.  Jurisdiction.  Each of the parties hereto agree that
                          ------------
exclusive jurisdiction in any action, suit or proceeding related to any dispute arising under this Agreement and the other agreements related hereto shall be in any state court located in Montgomery County, Pennsylvania or in any United States District Court serving Philadelphia, Pennsylvania.

          Section 10.15  Extension or Waiver of Performance.  Either the
                         -----------------------------------
Shareholder or Purchaser may extend the time for or waive the performance of any of the obligations of the other, waive any inaccuracies in the representations or warranties by the other, or waive compliance by the other with any of the covenants or conditions contained in this Agreement, provided that any such extension or waiver shall be in writing and signed by the Shareholder and the Purchaser.

          Section 10.16  Liabilities of Third Parties.  Nothing in this
                         ----------------------------
Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors, legal representative and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third person any rights of subrogation or action over or against any party to this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                 ALLIED WASTE SERVICES,
                                 INC.(Purchaser)

                                 By:    [SIGNATURE APPEARS HERE]
                                    -------------------------------------
                                     Vice President




                                 GLOBAL SPILL MANAGEMENT, INC.
                                 (Shareholder) Thomas D. Lewis

                                 By:    [SIGNATURE APPEARS HERE] Chairman
                                    -------------------------------------



                                 ALLIED ENVIRONMENTAL SERVICES,
                                 INC.

                                 By:    [SIGNATURE APPEARS HERE]
                                    -------------------------------------




                                 ALLIED ENVIRONMENTAL SERVICES, WEST
                                 INC.

                                 By:    [SIGNATURE APPEARS HERE]
                                    -------------------------------------



                                  /s/ Alan Hershkowitz
                                 ________________________________
                                 Alan Hershkowitz

                                  /s/ Stuart H. Berry
                                 ________________________________
                                 Stuart H. Berry